EXHIBIT 99.(a)(2)

                              LETTER OF TRANSMITTAL
                       To Accompany Shares of Common Stock
           (Including the Associated Preferred Share Purchase Rights)
                                       of
                            TF FINANCIAL CORPORATION
                         ==============================

                   Tendered Pursuant to the Offer to Purchase
                            Dated September 26, 1997
--------------------------------------------------------------------------------
     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., EASTERN TIME, ON MONDAY, OCTOBER 27, 1997, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------
           To: AMERICAN SECURITIES TRANSFER & TRUST, INC., Depositary

         By Mail:                            Facsimile Transmission:            By Hand or Overnight Courier:
                                                (303) 234-5340
       P.O. Box 1596                     (for Eligible Institutions Only)               938 Quail Street
  Denver, Colorado 80201-9975                                                           Suite 101
                                                                                Lakewood, Colorado  80215-5513

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
                           (See Instructions 3 and 4)
--------------------------------------------------------------------------------

              Name(s) and Address(es) of Registered
              Holder(s) (Please fill in exactly as                                  Certificate(s) Tendered
              name(s) appear(s) on certificate(s))                            (Attached signed list if necessary)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of Shares        Number of
                                                                      Certificate       represented by          Shares
                                                                      Number(s)*        Certificate(s)*       Tendered**
                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                   Total Shares Tendered
-----------------------------------------------------------------------------------------------------------------------------

         *        Need not be completed if Shares are delivered by book-entry transfer.
         **       If you desire to tender fewer than all Shares evidenced by any certificates  listed above, please indicate in this column the number of Shares  you wish to  tender.  Otherwise,  all Shares evidenced  by such  certificates  will be  deemed to have been tendered. See Instruction 4.

-----------------------------------------------------------------------------------------------------------------------------

         Delivery of this instrument to an address other than those shown above or transmission of instructions via a facsimile number other than one of those listed above does not constitute a valid delivery.

         This Letter of Transmittal is to be used only (a) if certificates for Shares (as defined below) are to be forwarded with it (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) if a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") pursuant to Section 3 of the Offer to Purchase.

         Stockholders whose certificates are not immediately available or who cannot deliver their certificates for Shares and all other required documents to the Depositary before the Expiration Date (as defined in the Offer to Purchase) or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to

Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

------------------------------------------------------------------------------------------------------------------------------------
|_|      CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
         TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER
         FACILITIES, AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                        --------------------------------------------------------------------
         Check Box of Applicable Book-Entry Transfer Facility:

                                                 |_|  DTC                             |_|  PDTC

         Account Number:
                         -----------------------------------------------------------------------------------
         Transaction Code Number:
                                  --------------------------------------------------------------------------

|_|      CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE
         THE FOLLOWING:

         Name(s) of Registered Holder(s):
                                          ------------------------------------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            ------------------------------------------------
         Name of Institution Which Guaranteed Delivery:
                                                         ---------------------------------------------------

         Check Box of Applicable  Book-Entry  Transfer Facility and Give Account
         Number if Delivered by Book-Entry Transfer:

         Account Number:                                         |_|  DTC                             |_|  PDTC
                         ---------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ODD LOTS
                               (See Instruction 9)

         To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on September 24, 1997, an aggregate of fewer than 100 Shares.

         The undersigned either (check one box):

         |_| was the beneficial owner as of the close of business on September 24, 1997 and will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares, all of which are being tendered; or

         |_| is a broker, dealer, commercial bank, trust company or other nominee which:

                  (a) is tendering,  for the beneficial  owners thereof,  Shares with respect to which it is the record holder; and

                  (b) believes,  based upon  representations made to it by such beneficial owners, that each such person was the beneficial owner as of the close of business on September 24, 1997 and each such person will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

--------------------------------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to TF Financial Corporation, a Delaware corporation (the "Company"), the above described shares of the Company's common stock, par value $0.10 per share (the "Shares") including the associated Preferred Share Purchase Rights (the "Rights"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated September 26, 1997, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the Rights are redeemed by the Company, a tender of Shares will also constitute a tender of the associated Rights. Unless the context requires otherwise, all references herein to Shares shall include the associated Rights.

         Subject to, and effective on acceptance for payment of the Shares tendered hereby in accordance with, the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with interest), to:

         (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

         (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

         (c)  receive  all  benefits  and  otherwise   exercise  all  rights  of
beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

         (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position" in Shares or "equivalent securities" at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4.

         (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

         (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

         (d) the undersigned has read and agrees to all of the terms of the Offer.

         The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

         The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $26.00 nor less than $22.50 per Share) that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price which will allow it to buy 900,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not greater than $26.00 nor less than $22.50 per Share) pursuant to the Offer, or such greater number of Shares as the Company may elect to purchase. The undersigned understands that all Shares validly tendered and not withdrawn at prices at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions, and that the Company will return all other Shares, including Shares tendered at prices greater than the Purchase Price and Shares not purchased because of proration.

         The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of their registered holder, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

         The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under "Special Payment Instructions" or "Special Delivery Instructions" below.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------
                         PRICE (IN DOLLARS) PER SHARE AT
                         WHICH SHARES ARE BEING TENDERED

                      IF SHARES ARE BEING TENDERED AT MORE
                         THAN ONE PRICE, USE A SEPARATE
                 LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED.
                               (See Instruction 5)

                               CHECK ONLY ONE BOX.
                     IF MORE THAN ONE BOX IS CHECKED, OR IF
                     NO BOX IS CHECKED (EXCEPT AS OTHERWISE
              PROVIDED HEREIN), THERE IS NO VALID TENDER OF SHARES.
--------------------------------------------------------------------------------
       |_|  $ 22.500     |_|  $ 23.500     |_| $ 24.500    |_| $ 25.500
       |_|    22.625     |_|    23.625     |_|   24.625    |_|   25.625
       |_|    22.750     |_|    23.750     |_|   24.750    |_|   25.750
       |_|    22.875     |_|    23.875     |_|   24.875    |_|   25.875
       |_|    23.000     |_|    24.000     |_|   25.000    |_|   26.000
       |_|    23.125     |_|    24.125     |_|   25.125
       |_|    23.250     |_|    24.250     |_|   25.250
       |_|    23.375     |_|    24.375     |_|   25.375
--------------------------------------------------------------------------------

                   TENDER OF DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 14)

         This section is to be completed ONLY if Shares held in the Company's Dividend Reinvestment Plan are to be tendered.

         |_|      By checking  this box,  the  undersigned  represents  that the undersigned is a participant in the Company's Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal:


                                            shares1
                             --------------

         /1/ The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account(s)of the undersigned will be tendered if the above box is checked and the space above is left blank.

--------------------------------------------------------------------------------
                        SPECIAL PAYMENT INSTRUCTIONS (See
                         Instructions 1, 4, 6, 7 and 8)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.


Issue |_| Check |_| Certificates to:

Name:
         -----------------------------------------------------------------------
                                        (Please Print)
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                                      (Include Zip Code)

                  --------------------------------------------------------------
                       (Tax Identification or Social Security Number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SPECIAL DELIVERY INSTRUCTIONS (See
                           Instructions 1, 4, 6 and 8)

     To be completed ONLY if certificates for Shares not tendered or not purchased issued in the name of the undersigned and/or any check for the Purchase Price of Shares purchased issued in the name of undersigned are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver |_| Check |_| Certificates to:

Name:
         -----------------------------------------------------------------------
                                  (Please Print)
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                                (Include Zip Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STOCKHOLDER(S) SIGN HERE
                           (See Instructions 1 and 6)

               (Please complete Substitute Form W-9 on Back Page)

Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Signature(s))

Dated:                                                                   , 1997
      -------------------------------------------------------------------
Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------
Tax Identification or Social Security Number(s):
                                                --------------------------------
Dated:                                                                   , 1997
      -------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 6)
Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)
Title:
      --------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number:
                               -------------------------------------------------
Dated:                                                                    , 1997
      --------------------------------------------------------------------
Tax Identification or Social Security Number(s)
                                               ---------------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                     Forming Part of the Terms of the Offer

         1. Guarantee of Signatures. No signature guarantee is required if either:

         (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions"; or

         (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States. See Instruction 6.

         In all other cases the signature(s) must be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution"). See Instruction 6.

         2.  Delivery  of Letter of  Transmittal  and  Certificates;  Guaranteed
Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase).

                  Stockholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing (including the price at which the Shares are being tendered) and duly executing and delivering a Notice of Guaranteed Delivery (or a facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares or book-entry confirmation, as the case may be, as well as a properly completed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within three over-the-counter trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

                  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the Expiration Date.

                  THE   METHOD  OF   DELIVERY   OF  ALL   DOCUMENTS,   INCLUDING
CERTIFICATES  FOR  SHARES,  IS  AT  THE  ELECTION  AND  RISK  OF  THE  TENDERING
STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

         3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

         5. Indication of Price at Which Shares Are Being Tendered. For Shares to be validly tendered, the stockholder must check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. Only one box may be checked. If more than one box is checked, or if no box is checked (except as otherwise provided herein), there is no valid tender of Shares. A stockholder wishing to tender portions of his Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

         6. Signatures on Letter of Transmittal, Stock Powers, and Endorsements.

         (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

         (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

         (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

         (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificate(s) for Shares not tendered or not purchased are to be issued, to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and any signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

         (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s) of the certificates listed, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

         7. Stock Transfer Taxes. Except as provided in this Instruction, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

         (a) payment of the Purchase Price is to be made to any person other than the registered holder(s);

         (b) Shares not tendered or not accepted for purchase are to be registered in the name of any person other than the registered holder(s); or

         (c) tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

         8. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificate(s) and/or check(s) are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

         9. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Shares validly tendered and not withdrawn before the Expiration Date, the Shares purchased first will consist of all Shares validly tendered and not withdrawn by any stockholder who owned beneficially as of the close of business on September 24, 1997 and who continues to own as of the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of his Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

         10. Irregularities. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defects or irregularities in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

         11. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery, and this Letter of Transmittal may be obtained from the Information Agent at its address and telephone number set forth at the end of this Letter of Transmittal.

         12. Substitute Form W-9 and Form W-8. Stockholders other than corporations and certain foreign individuals may be subject to backup federal income tax withholding. Each such tendering stockholder or other payee who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 which is provided as a part of this Letter of Transmittal, and to indicate that the stockholder or other payee is not subject to backup withholding by checking the box in Part 2 of the form. For an individual, his TIN will generally be his social security number. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering stockholder or other payee to 31% backup federal income tax withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer and to a $50 penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. The box in Part 3 of the form may be checked if the tendering stockholder or other payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depository will withhold 31% on all such payments thereafter until a TIN is provided to the Depositary. Stockholders who are foreign individuals should submit Form W-8 to certify that they are exempt from backup withholding, unless Instruction 13 applies. Form W-8 may be obtained from the Depositary. For additional information concerning Substitute Form W-9, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

         13. Withholding on Foreign Stockholders. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his agent unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. (Exemption from backup withholding does not exempt a foreign stockholder from the 30% withholding.) For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly executed Form 4224. Such form can be obtained from the Depositary. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid excess withholding. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the three tests for capital gain or loss treatment described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or reduced amount of tax was due. Foreign stockholders are advised to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedures.

         14. Dividend Reinvestment Plan. If a tendering stockholder desires to have tendered pursuant to the Offer Shares credited to the stockholder's account under the Company's Dividend Reinvestment Plan (the "Dividend Reinvestment Plan"), the box captioned "Tender of Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the stockholder's account under the Dividend Reinvestment Plan at the lowest of the prices specified in such Letters of Transmittal.

                  If a stockholder authorizes a tender of Shares held in the Dividend Reinvestment Plan, all such Shares credited to such stockholder's account(s), including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned "Tender of Dividend Reinvestment Plan Shares." In the event that the box captioned "Tender of Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering stockholder's account will be tendered. See Section 3 of the Offer to Purchase for a further explanation of the procedures for tendering and consequences of tendering Dividend Reinvestment Plan Shares. If a participant tenders all of such participant's Dividend Reinvestment Plan Shares and all such Shares are purchased by the Company pursuant to the Offer, such tender will be deemed to be authorization and written notice to American Securities Transfer & Trust, Inc. of termination of such participant's participation in the Dividend Reinvestment Plan.

         15. ESOP, Profit Sharing Plan and MSBP. Participants in the Third Federal Savings Bank Employee Stock Ownership Plan, the Third Federal Savings Bank Profit Sharing Plan and the Third Federal Savings Bank Management Stock Bonus Plan may not use this Letter of Transmittal to direct the tender of Shares attributed to a participant's account, but must use the separate instruction form sent to them.

         IMPORTANT: This Letter of Transmittal or a manually signed facsimile of it (together with certificate(s) for Shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the Notice of Guaranteed Delivery must be received by the Depositary before the Expiration Date.

                            IMPORTANT TAX INFORMATION

         Under the United States federal income tax law, a stockholder whose tendered Shares are accepted for payment generally is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

         Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

         To prevent backup withholding on payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that:

         (a) the  stockholder  has not been  notified  by the  Internal  Revenue
Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or

         (b) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

         The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------------------------------
                                  PAYER'S NAME
-----------------------------------------------------------------------------------------------------------------------------------

                                            Part 1 - PLEASE PROVIDE                             Social Security Number
SUBSTITUTE                                  YOUR TIN IN THE BOX AT
                                            RIGHT AND CERTIFY BY                     ---------------------------------------
FORM W-9                                    SIGNING AND DATING                             OR Employer Identification Number
                                            BELOW
-----------------------------------------------------------------------------------------------------------------------------------
Department of the Treasury                  Part 2 -  Check  the  box if you are NOT subject  to backup  withholding under the provisions  of  Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are
Internal Revenue Service                    Department of the Treasury exempt from backup  withholding,  or (2) you have not been notified by the Internal  Internal Revenue Service Revenue Service that you are subject to backup withholding as a result of failure to report all interest or dividends, or
                                            (3) the Internal Revenue Service has notified you that you are no longer subject to
                                            backup withholding.  |_|
-----------------------------------------------------------------------------------------------------------------------------------
                                            CERTIFICATION - UNDER THE PENALTIES OF
                                            PERJURY, I CERTIFY THAT THE INFORMATION
                                            PROVIDED ON THIS FORM IS TRUE, CORRECT,
Payer's Request for                         AND COMPLETE.
Taxpayer Identification                                                                                           Part 3 -
Number (TIN)                                SIGNATURE                    DATE                                 Awaiting TIN |_|
                                                     --------------------    -------------
-----------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

================================================================================
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------------   ----------------------------------
             Signature                                     Date

================================================================================

         Facsimile copies of the Letter of Transmittal will be accepted from Eligible Institutions. The Letter of Transmittal and certificates for Shares and any other required documents should be sent or delivered by each tendering stockholder or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                                                  The Depositary

                                    American Securities Transfer & Trust, Inc.
         By Mail:                              Facsimile Transmission:              By Hand or Overnight Courier:

       P.O. Box 1596                                 (303) 234-5340                     938 Quail Street
  Denver, Colorado  80201-9975                                                             Suite 101
                                          (for Eligible Institutions Only)          Lakewood, Colorado  80215-5513





         Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address set forth below. A tendering stockholder may also contact his broker, dealer, commercial bank or trust company for assistance concerning the Offer. In order to confirm the delivery of his Shares, a tendering stockholder should contact the Depositary.

                             The Information Agent:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)
                                 Call Toll Free:
                                 (800) 322-2885






September 26, 1997